1585 BROADWAY NEW YORK, NY 10036-8293

Amendment dated as of March 26, 2008

to the Foreign Exchange and Options Master Agreement (FEOMA)

dated as of November 28, 2007 between

Morgan Stanley Capital Group Inc. (“Party A”)

and

The entities listed in Exhibit I to the Schedule of the Agreement

(as amended or supplemented from time to time), severally and not jointly (“Party B”)

This Amendment dated as of March 26, 2008, supplements, forms part of, and is subject in all respects to, that Foreign Exchange and Options Master Agreement (FEOMA) dated as of November 28, 2007 (the “Agreement”) by and between Party A and Party B. Capitalized terms used herein, unless otherwise defined, have the meanings specified in the Agreement.

Each of Party A and Party B agrees that Exhibit I to the Schedule of the Agreement is hereby amended and replaced in its entirety by Exhibit I attached hereto. Except as amended herein, this Amendment shall not affect any other terms of the Agreement, which shall remain in full force and effect.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date hereof.

MORGAN STANLEY CAPITAL GROUP INC.

By:
Name:
Title:

DEMETER MANAGEMENT CORPORATION, as General Partner and/or Trading Manager for the entities listed in Exhibit I

By:
Name:
Title:

1585 BROADWAY NEW YORK, NY 10036-8293

Exhibit I

Morgan Stanley Managed Futures DKR I, LLC, managed by DKR Fusion Management L.P.

Morgan Stanley Spectrum Currency L.P.

Morgan Stanley Spectrum Global Balanced L.P.

Morgan Stanley Managed Futures Campbell I, LLC, managed by Campbell & Company Inc.